                                                                    Exhibit 21.1

                        FLUOR CORPORATION SUBSIDIARIES(1)

[Note: Roman numerals below denote the level of the subsidiary. For example, "I" represents a first tier subsidiary of Fluor Corporation; "II" represents a second tier subsidiary, etc.]


                                                                                                        PERCENT      ORGANIZED
SUBSIDIARY NAME                                                                                         HOLDING    UNDER LAWS OF
---------------                                                                                         -------    -------------
I  AMERICAN EQUIPMENT COMPANY, INC                                                                      100.0000   South Carolina
       II  AMECO Services Inc.                                                                          100.0000   Delaware
       II  Ameco Services, S. de R.L. de C.V                                                             72.6016   Mexico
       II  American Construction Equipment Company, Inc.                                                100.0000   California
            III  AMECO Holdings, Inc.                                                                   100.0000   California
                 IV  AMECO Caribbean, Inc.                                                              100.0000   California
                 IV  Ameco Mexico Administracion y Servicios, S. de R.L. de C.V                           0.2000   Mexico
                 IV  Ameco Mining Services S.R.L                                                         99.0000   Argentina
                 IV  Ameco Peru S.A.C                                                                     0.8357   Peru
                 IV  AMECO Project Services, Inc.                                                       100.0000   Philippines
                 IV  Ameco Pty Ltd.                                                                     100.0000   Australia
                 IV  Ameco Services S.R.L                                                                99.0000   Argentina
                 IV  Ameco Services, S. de R.L. de C.V                                                    3.0992   Mexico
            III  Ameco Mexico Administracion y Servicios, S. de R.L. de C.V                              99.8000   Mexico
            III  Ameco Mining Services S.R.L                                                              1.0000   Argentina
            III  Ameco Peru S.A.C                                                                        99.1643   Peru
            III  Ameco Services S.R.L                                                                     1.0000   Argentina
            III  Ameco Services, S. de R.L. de C.V                                                       24.2992   Mexico
       II  BWJ, LLC                                                                                     100.0000   Delaware
       II  Palmetto Seed Capital Ltd. Partnership                                                         7.3529   South Carolina
       II  SMA Equipment, LLC                                                                           100.0000   Delaware
       II Vantage Information Systems, Inc.                                                             100.0000   Delaware

I  FLUOR CONSTRUCTORS INTERNATIONAL, INC                                                                100.0000   California
       II  Fluor Constructors Canada Ltd.                                                               100.0000   New Brunswick
            III  Fluor Canada Partners                                                                   25.0000   Alberta
       II  Fluor Management and Technical Services, Inc.                                                100.0000   California
            III  Fluor Constructors Indiana Limited Partnership                                          99.0000   Indiana

I  FLUOR ENTERPRISES, INC                                                                               100.0000   California
       II  Caribbean Thermal Electric, LLC                                                               49.0000   Delaware
       II  Cascadia Monorail Company LLC                                                                100.0000   Delaware
       II  Claiborne Fuels, Inc.                                                                        100.0000   California
            III  Claiborne Fuels, L.P.                                                                    1.0000   Delaware
       II  Daniel International Corporation                                                             100.0000   South Carolina
            III  Daniel Navarra, S.A                                                                    100.0000   Spain
            III  Fluor Daniel Engineering, Inc.                                                         100.0000   Ohio
            III  Fluor Management Company L.P.                                                           46.0676   Delaware
       II  DAX Industries, Inc.                                                                           5.0000   Texas
       II  Del-Jen, Inc.                                                                                100.0000   California
            III  Del-Jen International Corporation                                                      100.0000   Delaware
            III  Trend Western Technical Corporation                                                    100.00     California
       II  Duke/Fluor Daniel                                                                             49.9999   North Carolina
       II  Efdee Connecticut Architects, Inc.                                                           100.0000   Connecticut
       II  Efdee Engineering Professional Corporation                                                   100.0000   North Carolina

                                                                                                        PERCENT      ORGANIZED
SUBSIDIARY NAME                                                                                         HOLDING    UNDER LAWS OF
---------------                                                                                         -------    -------------
       II  Efdee Mississippi Architects, A Professional Corporation                                     100.0000   Mississippi
       II  Efdee New York Engineers & Architects P.C                                                    100.0000   New York
       II  Encee Architecture Services, P.C                                                             100.0000   North Carolina
       II  ESSI, LLC                                                                                     33.3333   Delaware
            III  ESSI Limited                                                                           100.0000   England
       II  eTech Solutions, Inc.                                                                        100.0000   Nevada
       II  Evergreen Equipment and Personnel Leasing, Inc.                                              100.0000   Rhode Island
       II  F&F Infrastructure, LLC                                                                       50.0000   Colorado
       II  FAM-64, LLC                                                                                  100.0000   Delaware
       II  FD Architects & Engineers Corporation                                                        100.0000   New Jersey
       II  FD Mexico, Inc.                                                                              100.0000   Delaware
       II  FD/MK Limited Liability Company                                                               60.0000   Delaware
       II  FDEE Consulting, Inc.                                                                        100.0000   California
       II  FDHM, Inc.                                                                                   100.0000   California
       II  Fluor (Nigeria) Limited                                                                      100.0000   Nigeria
       II  Fluor A&E Services, Inc.                                                                     100.0000   California
       II  Fluor Abadan Limited                                                                         100.0000   Bermuda
       II  Fluor Alaska, Inc.                                                                           100.0000   Alaska
       II  Fluor Americas, Inc.                                                                         100.0000   California
       II  Fluor Ames Kraemer, LLC                                                                       40.0000   Delaware
       II  Fluor Atlantic Limited                                                                       100.0000   Bermuda
       II  Fluor Australia Pty Ltd                                                                      100.0000   Australia
            III  Civil and Mechanical Maintenance Pty. Ltd.                                             100.0000   Australia
            III  Fluor Daniel Constructors Pty. Ltd.                                                    100.0000   Australia
            III  Fluor Global Services Australia Pty Ltd                                                100.0000   Australia
                 IV  Fluor Maintenance Services Pty Ltd                                                 100.0000   Australia
                 IV  Fluor Operations and Maintenance Services Pty Ltd                                  100.0000   Australia
                 IV  Fluor Services Pty Ltd                                                             100.0000   Australia
            III  Fluor Power Services Pty Ltd.                                                          100.0000   Australia
                 IV  Duke/Fluor Daniel Australia Partnership                                             50.0000   Australia
            III  Karratha Engineering Services Pty Ltd                                                  100.0000   Australia
            III  PT Signet Indonesia                                                                     10.0000   Indonesia
            III  Signet Holdings Pty Ltd                                                                100.0000   Australia
                 IV  PT Signet Indonesia                                                                 90.0000   Indonesia
                 IV  Signet Engineering Pty Ltd                                                         100.0000   Australia
                      V  Signet Ingenieria S.A                                                            1.0000   Chile
                           VI Constructora Lequena S.A                                                  100.0000   Chile
                 IV  Signet Ingenieria S.A                                                               99.0000   Chile
                      V Constructora Lequena S.A                                                        100.0000   Chile
                 IV  Signet International Holdings Pty. Ltd.                                            100.0000   Australia
                 IV  Tengis Design Services Pty Ltd                                                     100.0000   Australia
                 IV  Westquip Australia Pty Ltd                                                         100.0000   Australia
            III  TRS Staffing Solutions (Australia) Pty Ltd                                             100.0000   Australia
       II  Fluor Canada Ltd.                                                                            100.0000   New Brunswick
            III  Fluor Canada Partners                                                                   75.0000   Alberta
            III  Fluor Daniel International Services Inc.                                                10.0000   Barbados
            III  TRS Staffing Solutions (Canada) Inc.                                                   100.0000   Canada
            III  Wright Engineers (Chile) Limitada                                                      100.0000   Chile
            III  Wright Engineers Limitada Peru                                                          35.0000   Peru
       II  Fluor Chile, Inc.                                                                            100.0000   California
            III  Ameco Chile S.A                                                                         99.0000   Chile
            III  Fluor Chile Ingenieria y Construccion S.A                                               99.0000   Chile
                 IV  Jaakko-Poyry - Fluor Daniel Chile SA                                                75.0000   Chile
            III  Ingenieria y Construcciones Fluor Daniel Chile Limitada                                 99.1000   Chile
       II  Fluor Closure Company, Inc.                                                                  100.0000   Washington
       II  Fluor Colombia Limited                                                                       100.0000   Delaware

                                                                                                        PERCENT      ORGANIZED
SUBSIDIARY NAME                                                                                         HOLDING    UNDER LAWS OF
---------------                                                                                         -------    -------------
       II  Fluor Continental Limited                                                                    100.0000   Bermuda
       II  Fluor Daniel (Japan) Inc.                                                                    100.0000   Japan
       II  Fluor Daniel (Malaysia) Sdn. Bhd                                                             100.0000   Malaysia
       II  Fluor Daniel (NPOSR), Inc.                                                                   100.0000   Delaware
       II  Fluor Daniel Alumatech, Inc.                                                                 100.0000   Delaware
       II  Fluor Daniel America, Ltda                                                                   100.0000   California
       II  Fluor Daniel Brasil, Ltda                                                                     99.9983   Brazil
       II  Fluor Daniel Caribbean, Inc.                                                                 100.0000   Delaware
            III  DMIS, Inc.                                                                             100.0000   South Carolina
            III  Duke/Fluor Daniel Caribbean, S.E                                                         0.2500   Puerto Rico
            III  Fluor Daniel Export Services, Inc.                                                     100.0000   Delaware
            III  Fluor Daniel International (Malaysia) Sdn. Bhd                                         100.0000   Malaysia
            III  Fluor Daniel Maintenance Services, Inc.                                                100.0000   Delaware
            III  Fluor Daniel Services Corporation                                                      100.0000   Delaware
            III  Fluor Facility & Plant Services, Inc.                                                  100.0000   South Carolina
       II  Fluor Daniel China, Inc.                                                                     100.0000   California
       II  Fluor Daniel China Services, Inc.                                                            100.0000   California
       II  Fluor Daniel China Technology, Inc.                                                          100.0000   California
       II  Fluor Daniel Coal Services International, Inc.                                               100.0000   Delaware
            III  Duke/Fluor Daniel International                                                         49.9999   Nevada
                 IV  Duke/Fluor Daniel Development Services LLC                                          50.0000   Nevada
                 IV  Duke/Fluor Daniel Caribbean, S.E                                                    99.0000   Puerto Rico
            III  Duke/Fluor Daniel LLC                                                                   49.9999   Nevada
            III  Power Construction Services Pty Ltd                                                     50.0000   Australia
       II  Fluor Daniel Construction Company                                                            100.0000   California
       II  Fluor Daniel Development Corporation                                                         100.0000   California
            III  Crown Energy Company                                                                   100.0000   New Jersey
            III  Fluor Daniel Modesto, Inc.                                                             100.0000   California
                 IV  Wilmore/Fluor Modesto LLC                                                           50.0000   California
            III  Fluor Daniel Temecula, Inc.                                                            100.0000   California
                 IV  Fluor Daniel Ada, Inc.                                                              50.0000   Idaho
            III  Fluor Daniel Tempe, Inc.                                                               100.0000   California
                 IV  Ciudad Del Lago, LLC                                                                50.0000   Delaware
                 IV  Fluor Daniel Ada, Inc.                                                              50.0000   Idaho
            III  Gloucester Limited, Inc.                                                               100.0000   California
            III  Gloucester Limited II, Inc.                                                            100.0000   California
            III  San Diego Expressway L.P.                                                                3.9300   California
            III  Tarrant Energy, Inc.                                                                   100.0000   California
       II  Fluor Daniel Eastern, Inc.                                                                   100.0000   California
            III Fluor Mongolia, LLC                                                                     100.0000   Delaware
            III  P.T. Fluor Daniel Indonesia                                                             80.0000   Indonesia
                 IV  PT. AMECO Servicindo                                                                99.0000   Indonesia
       II  Fluor Daniel Energy Investments, Inc.                                                        100.0000   Delaware
            III  The Beacon Group Energy Investment Fund, L.P.                                            7.5920   Delaware
       II  Fluor Daniel Engineers & Constructors, Inc.                                                  100.0000   Delaware
            III  Fluor (China) Engineering and Construction Co. Ltd.                                    100.0000   P.R.C.
            III  Fluor Daniel Project Consultants (Shenzhen) Co., Ltd.                                  100.0000   P.R.C.
       II  Fluor Daniel Engineers & Constructors, Ltd.                                                  100.0000   California
       II  Fluor Daniel Engineers & Consultants Ltd.                                                    100.0000   Mauritius
            III  Fluor Daniel India Private Limited                                                      80.0000   India
       II  Fluor Daniel Environmental Strategies, Inc.                                                  100.0000   Delaware
       II  Fluor Daniel Espana, S.A                                                                     100.0000   California
            III  Fluor Arabia Limited                                                                    50.0000   Saudi Arabia
       II  Fluor Daniel Eurasia, Inc.                                                                   100.0000   California
       II  Fluor Europe B.V                                                                             100.0000   Netherlands
            III  Fluor Daniel Belgium, N.V                                                              100.0000   Belgium
            III  Fluor B.V                                                                              100.0000   Netherlands
                 IV  Fluor Consultants B.V                                                              100.0000   Netherlands
                 IV  Fluor Infrastructure B.V                                                           100.0000   Netherlands

                                                                                                        PERCENT      ORGANIZED
SUBSIDIARY NAME                                                                                         HOLDING    UNDER LAWS OF
---------------                                                                                         -------    -------------
                      V  Infraspeed Holdings B.V                                                          7.1000   Netherlands
                           VI  Infraspeed B.V                                                           100.0000   Netherlands
                      V  Infraspeed Maintenance B.V                                                      11.0000   Netherlands
                      V  Infraspeed EPC Consortium V.O.F                                                  8.9000   Netherlands
                      V  Poort van Den Bosch B.V                                                         10.0000   Netherlands
                      V  Poort van Den Bosch V.O.F                                                       10.0000   Netherlands
                 IV  TRS Staffing Solutions B.V                                                         100.0000   Netherlands
            III  Fluor Daniel E&C LLC                                                                   100.0000   Russia
                 IV  Neftegasservis Limited                                                              25.0000   Cyprus
            III  Fluor Eastern Services B.V                                                             100.0000   Netherlands
            III  Fluor, S.A                                                                               3.9200   Spain
                 IV  Technical Resource Solutions, S.L                                                  100.0000   Spain
            III  Fluor S.A                                                                              100.0000   Poland
       II  Fluor Daniel Florida Rail, Inc.                                                              100.0000   Delaware
       II  Fluor Daniel Global Limited                                                                  100.0000   Guernsey
            III  Fluor Daniel Global Contracting Limited                                                100.0000   Guernsey
            III  Fluor Daniel Global Placement Limited                                                  100.0000   Guernsey
            III  Fluor Daniel Global Placement Services Limited                                         100.0000   Guernsey
            III  Fluor Daniel Global Services Limited                                                   100.0000   Guernsey
            III  Fluor Daniel Global Support Services Limited                                           100.0000   Guernsey
            III  Fluor Daniel Global TRS Limited                                                        100.0000   Guernsey
            III  Fluor Daniel Global TRS Services Limited                                               100.0000   Guernsey
       II  Fluor Daniel GmbH                                                                            100.0000   Germany
       II  Fluor Daniel Holdings, Inc.                                                                  100.0000   California
            III  Fluor Daniel Global Services Private Limited                                           100.0000   India
       II  Fluor Daniel Illinois, Inc.                                                                  100.0000   Delaware
            III  D/FD Bridgeport Operations, LLC                                                         49.9999   Delaware
            III  D/FD Cokenergy Operations, LLC                                                          49.9999   Delaware
            III  D/FD Operating Services, LLC                                                            49.9999   Delaware
            III  DFD California Operations                                                               49.0000   California
            III  Duke/Fluor Daniel                                                                       49.9999   North Carolina
                 IV  D/FD Enterprises, LLC                                                              100.0000   Delaware
                 IV  D/FD Equipment Company LLC                                                         100.0000   Delaware
                 IV  D/FD Grays Harbor, LLC                                                             100.0000   Delaware
                 IV  D/FD Kentucky Mountain Power, LLC                                                  100.0000   Delaware
                 IV  D/FD Operating Plant Services, LLC                                                 100.0000   Delaware
                 IV  D/FD Plant Services, LLC                                                           100.0000   Delaware
                 IV  D/FD Ventures, LLC                                                                 100.0000   Delaware
                 IV  Turbine Fleet Management, LLC                                                      100.0000   Delaware
            III  Fluor Iran                                                                               9.8000   Iran
       II  Fluor Daniel India, Inc.                                                                     100.0000   California
       II  Fluor Daniel Indiana Limited Partnership                                                       1.0000   Indiana
       II  Fluor Daniel International Services Inc.                                                      90.0000   Barbados
       II  Fluor Daniel Latin America, Inc.                                                             100.0000   California
            III  Grupo Alvica USA, LLC                                                                   80.0000   Delaware
            III  Grupo Empresarial Alvica, S.A                                                           80.0000   Venezuela
                 IV  Grupo Alvica SCS                                                                     0.1000   Venezuela
            III  Servicios Cuyuni, E.T.T., C.A                                                           80.0000   Venezuela
       II  Fluor Daniel Mexico S.A                                                                      100.0000   California
            III  ICA-Fluor Daniel, S. de R.L. de C.V                                                     49.0000   Mexico
            III  TRS International Group, S. de R.L. de C.V                                               0.0954   Mexico
       II  Fluor Daniel Mining & Metals, Ltd.                                                           100.0000   California
            III  Ameco Chile S.A                                                                          1.0000   Chile
            III  Fluor Chile Ingenieria y Construccion S.A                                                1.0000   Chile
                 IV  Jaakko-Poyry - Fluor Daniel Chile SA                                                75.0000   Chile
            III  Ingenieria y Construcciones Fluor Daniel Chile Limitada                                  0.9000   Chile

                                                                                                        PERCENT      ORGANIZED
SUBSIDIARY NAME                                                                                         HOLDING    UNDER LAWS OF
---------------                                                                                         -------    -------------
       II  Fluor Daniel Overland Express, Inc.                                                          100.0000   Delaware
       II  Fluor Daniel Overseas, Inc.                                                                  100.0000   California
            III  Arctic Pacific Contractors International, L.L.C                                         50.0000   Delaware
            III  PFD International LLC                                                                   50.0000   Delaware
       II  Fluor Daniel P.R.C., Ltd.                                                                    100.0000   California
       II  Fluor Daniel Pacific, Inc.                                                                   100.0000   California
            III  Fluor Daniel-AMEC Philippines, Inc.                                                     50.0000   Philippines
       II  Fluor Power B.V                                                                              100.0000   Netherlands
       II  Fluor Daniel Pulp & Paper, Inc.                                                              100.0000   California
            III  Fluor Daniel Indiana Limited Partnership                                                99.0000   Indiana
       II  Fluor Daniel Real Estate Services, Inc.                                                      100.0000   South Carolina
       II  Fluor Daniel South America Limited                                                           100.0000   California
       II  Fluor Daniel South East Asia, Ltd.                                                           100.0000   California
       II  Fluor Daniel Technical Services, Inc.                                                        100.0000   Texas
       II  Fluor Daniel Telecommunications Corporation                                                  100.0000   California
       II  Fluor Daniel Thailand Holdings Corporation                                                   100.0000   California
            III  Fluor Iran                                                                               9.8000   Iran
       II  Fluor Daniel Thailand, Ltd.                                                                  100.0000   California
       II  Fluor Daniel Venture Group, Inc.                                                             100.0000   California
            III  CommTech Technology Partners IV, a California Limited Partnership                        1.0835   California
            III  Fluor Daniel Asia, Inc.                                                                100.0000   California
                 IV  Duke/Fluor Daniel International Services                                            49.9999   Nevada
                      V  Duke/Fluor Daniel Caribbean, S.E                                                 0.5000   Puerto Rico
                      V  Duke/Fluor Daniel Development Services LLC                                      50.0000   Nevada
                      V  Duke/Fluor Daniel International Services (Trinidad) Limited                    100.0000   Trinidad
                 IV  P.T. Fluor Daniel Indonesia                                                         20.0000   Indonesia
                      V  P.T. AMECO Servicindo                                                           99.0000   Indonesia
                 IV  P.T. Nusantara Power Services                                                       80.0000   Indonesia
            III  Micogen Inc.                                                                           100.0000   California
            III  Micogen Limited I, Inc.                                                                100.0000   California
            III  Micogen Limited II, Inc.                                                               100.0000   California
            III  Soli-Flo LLC                                                                            25.0000   Delaware
                 IV  Soli-Flo, Inc.                                                                     100.0000   California
                      V  Soli-Flo Material Transfer, L.P.                                                 1.0000   California
                      V  Soli-Flo Partners, L.P.                                                          1.0000   California
            III  Soli-Flo Material Transfer, L.P.                                                        24.7500   California
            III  Soli-Flo Partners, L.P.                                                                 24.7500   California
            III  Springfield Resource Recovery, Inc.                                                    100.0000   Mass.
                 IV  Springfield Resource Recovery Limited Partnership                                   10.0000   Mass.
            III  Springfield Resource Recovery Limited Partnership                                       90.0000   Mass.
       II  Fluor Daniel, a Professional Architectural Corporation                                       100.0000   Louisiana
       II  Fluor Daniel, Inc. - Philippines                                                             100.0000   Philippines
       II  Fluor, S.A                                                                                    96.0800   Spain
            III  Technical Resource Solutions SL                                                        100.0000   Spain
       II  Fluor Distribution Companies, Inc.                                                           100.0000   California
       II  Fluor Engineering Corporation                                                                100.0000   Michigan
       II  Fluor Engineers, Inc.                                                                        100.0000   Delaware
       II  Fluor Enterprises Group, Inc.                                                                100.0000   Delaware
       II  Fluor Federal Services, Inc.                                                                 100.0000   Washington
            III  Fluor Federal, Inc.                                                                    100.0000   Washington
       II  Fluor Federal Services, LLC                                                                  100.0000   Delaware
            III  Alutiiq Federal Services Limited Liability Company                                      49.0000   Alaska
            III  Alutiiq-Fluor Constructors, LLC                                                         49.0000   Alaska
            III  Ford Island Properties, LLC                                                             10.0000   Hawaii
       II  Fluor Federal Services NWS, Inc.                                                             100.0000   Washington
       II  Fluor Fernald, Inc.                                                                          100.0000   California

                                                                                                        PERCENT      ORGANIZED
SUBSIDIARY NAME                                                                                         HOLDING    UNDER LAWS OF
---------------                                                                                         -------    -------------
            III  Fluor Environmental Resources Management Services, Inc.                                100.0000   Delaware
       II  Fluor Procurement LLC                                                                         82.0000   Delaware
            III  Fluor Procurement International, LLC                                                   100.0000   Delaware
       II  Fluor Government Group International, Inc.                                                   100.0000   Delaware
       II  Fluor Gulf Communications, Inc.                                                              100.0000   California
       II  Fluor Hanford, Inc.                                                                          100.0000   Washington
            III  CBV/CCSi, LLC                                                                           23.0540   Delaware
            III  CBV/Mundo, LLC                                                                          71.0500   Delaware
            III  CBV/Mundo II, LLC                                                                       28.1500   Delaware
            III  CBV/Vivid, LLC                                                                          28.4000   Delaware
            III  Columbia Basin Ventures LLC                                                             36.3400   Delaware
       II  Fluor Indonesia, Inc.                                                                        100.0000   California
       II  Fluor Industrial Services, Inc.                                                              100.0000   Delaware
       II  Fluor Intercontinental, Inc.                                                                 100.0000   California
            III  Dominican Republic Combined Cycle, LLC                                                  49.0000   Delaware
            III  Fluor Daniel Brasil, Ltda                                                                0.0017   Brazil
            III  Fluor Daniel Nigeria Limited                                                            60.0000   Nigeria
            III  Fluor Iran                                                                               9.8000   Iran
            III  Fluor JAJ, Inc.                                                                        100.0000   Delaware
                 IV  J. A. Jones International, LLC                                                     100.0000   Delaware
            III  FLUOR M ltd                                                                            100.000    Macedonia
            III  Fluor Middle East, LLC                                                                 100.00     Delaware
                 IV  FluorAMEC, LLC                                                                      51.00     Delaware
                 IV  FluorAMEC Enterprises, LLC                                                          51.00     Delaware
            III  Grupo Alvica SCS                                                                        79.9200   Venezuela
            III  NWKC LLC                                                                                50.0000   Delaware
       II  Fluor International Limited                                                                  100.0000   Bermuda
       II  Fluor International Limited                                                                  100.0000   England
            III  Aptech Fluor Daniel (Private) Limited                                                   50.0000   Zimbabwe
            III  Arctic Pacific Contractors (UK) Limited                                                 50.0000   England
            III  ASI Consulting UK Limited                                                              100.0000   England
            III  ASI International Services Limited                                                     100.0000   England
            III  Citylink Telecommunications Holdings Limited                                            18.0000   England
                 IV  Citylink Telecommunications Limited                                                100.0000   England
            III  Fluor Caspian Services Limited                                                         100.0000   England
            III  Fluor Industrial Services Limited                                                      100.0000   England
                 IV  Team-Sel International Limited                                                      99.9999   England
                      V  Fluor Industrial Support Services Limited                                       99.9950   England
                           VI  TA Engineering Services (Tunisia) Limited                                100.0000   England
            III  Fluor Industrial Support  Services Limited                                               0.0050   England
            III  Fluor Limited                                                                          100.0000   England
            III  Fluor Ocean Services Limited                                                           100.0000   England
            III  Genesys Telecommunications Holdings Limited                                             45.0000   England
                 IV  Genesys Telecommunications Limited                                                 100.0000   England
            III  Greater Gabbard Offshore Winds Limited                                                  50.0000   England
            III  KDPC Limited                                                                            50.0000   England
            III  MerseyTram Link Limited                                                                100.0000   England
            III  PFD (UK) Limited                                                                        50.0000   England
            III  Team-Sel International Limited                                                           0.0001   England
                 IV  Fluor Industrial Support  Services Limited                                          99.9950   England
                      V  TA Engineering Services (Tunisia) Limited                                      100.0000   England
            III  TRS Management Resources Limited                                                       100.0000   England
                 IV  Ambit Technology Limited                                                           100.0000   England
                 IV  Hotel Accounts Resources Limited                                                   100.0000   England
                 IV  MRG Human Resources Limited                                                        100.0000   England
                 IV  SAP Services Limited                                                               100.0000   England

                                                                                                        PERCENT      ORGANIZED
SUBSIDIARY NAME                                                                                         HOLDING    UNDER LAWS OF
---------------                                                                                         -------    -------------
                 IV  Times Computer Services Limited                                                    100.0000   England
                 IV  Times Group Limited                                                                100.0000   England
                 IV  TRS Management Resources (Services) Ltd.                                           100.0000   England
                      V  David Chorley Associates Limited                                               100.0000   England
            III  TRS Staffing Solutions (U.K.) Limited                                                  100.0000   England
       II  Fluor International, Inc.                                                                    100.0000   California
            III  Fluor Mideast Limited                                                                  100.0000   California
       II  Fluor Iran                                                                                    70.6000   Iran
       II  Fluor Ireland Limited                                                                        100.0000   Ireland
            III  Fluor Daniel - E-E-L Limited                                                            50.0000   Ireland
            III  TRS Staffing Solutions Limited                                                         100.0000   Ireland
       II  Fluor Maintenance Services, Inc.                                                             100.0000   California
            III  Norfolk Maintenance Corporation                                                        100.0000   California
       II  Fluor Mideast Limited                                                                        100.0000   Bermuda
       II Fluor NE, Inc.                                                                                100.0000   Arizona
            III  ADP Marshall Contractors, Inc.                                                         100.0000   Delaware
            III  ADP Marshall Limited                                                                   100.0000   Ireland
            III  ADP/FD of Nevada, Inc.                                                                 100.0000   Nevada
            III  M&W/Marshall, a Joint Venture                                                           50.0000   Oregon
       II  Fluor Nuclear Services, Inc.                                                                 100.0000   Ohio
       II  Fluor Plant Services International, Inc.                                                     100.0000   California
       II  Fluor Properties Limited                                                                     100.0000   England
       II  Fluor Real Estate Services, Inc.                                                             100.0000   Delaware
       II  Fluor Reinsurance Investments, Inc.                                                          100.0000   Delaware
            III  International Insurance Advisors, Inc.                                                  10.7672   Delaware
       II  Fluor Services International, Inc.                                                           100.0000   Nevada
       II  Fluor Transworld Services, Inc.                                                              100.0000   California
            III  Neftegasservis Limited                                                                  25.0000   Cyprus
            III  North Caspian Constructors B.V                                                          30.0000   Netherlands
            III  Overseas International Constructors GmbH                                                30.0000   Switzerland
       II  Fluor Technologies Corporation                                                               100.0000   Delaware
       II  Fluor Texas, Inc.                                                                            100.0000   Texas
       II  Fluor US Services, Inc.                                                                      100.0000   Delaware
       II  Fluor Virginia, Inc.                                                                         100.0000   Delaware
       II  FMC Holding Company LLC                                                                      100.0000   Delaware
            III  Fluor Management Company L.P.                                                           20.5277   Delaware
       II  FRES, Inc.                                                                                   100.0000   Delaware
       II  Fru-Con/Fluor Daniel Joint Venture                                                            50.0000   Missouri
       II  Indo-Mauritian Affiliates Limited                                                            100.0000   Mauritius
            III  Fluor Daniel India Private Limited                                                      20.0000   India
       II  Integrated Global Solutions - Canada, Inc.                                                   100.0000   New Brunswick
       II  Lone Star Infrastructure, LLC                                                                 45.0000   Delaware
       II  Lone Star Infrastructure, Joint Venture                                                       45.0000   Texas
       II  Micogen Limited III, Inc.                                                                    100.0000   California
            III  Claiborne Fuels, L.P.                                                                   99.0000   Delaware
       II  Middle East Fluor                                                                            100.0000   California
       II  Nutmeg Valley Resources, Inc.                                                                100.0000   California
       II  Plant Performance Services International, Ltd.                                               100.0000   Bermuda
            III  Fluor International Nigeria Limited                                                     60.0000   Nigeria
       II  Plant Performance Services LLC                                                               100.0000   Delaware
            III  Plant Performance Services, Inc.                                                       100.0000   California
            III  P2S, LLC                                                                               100.0000   Delaware
       II  Platte River Constructors, Ltd.                                                               49.0000   Ohio
       II  Saddleback Constructors                                                                       27.0000   Delaware
       II  Signet Technology Inc.                                                                       100.0000   Colorado
       II  Soli-Flo LLC                                                                                  25.0000   Delaware

                                                                                                        PERCENT      ORGANIZED
SUBSIDIARY NAME                                                                                         HOLDING    UNDER LAWS OF
---------------                                                                                         -------    -------------
            III  Soli-Flo, Inc.                                                                         100.0000   California
                 IV  Soli-Flo Material Transfer, L.P.                                                     1.0000   California
                 IV  Soli-Flo Partners, L.P.                                                              1.0000   California
       II  Soli-Flo Material Transfer, L.P.                                                              24.7500   California
       II  Soli-Flo Partners, L.P.                                                                       24.7500   California
       II  Stanhope Management Services Limited                                                         100.0000   England
       II  Strategic Organizational Systems Enterprises, Inc.                                           100.0000   California
            III  Strategic Organizational Systems Environmental Engineering Division, Inc.              100.0000   Texas
       II Tar River Constructors, LLC                                                                   100.0000   Delaware
       II  TDF, Inc.                                                                                    100.0000   California
            III  Barringford Ltd.                                                                       100.0000   B. Virgin Isles
                 IV  Fluor Daniel Engineers SA (PTY) Limited                                            100.0000   Liechtenstein
                      V  Trans-Africa Projects Ltd.                                                      50.0000   Mauritius
                      V  Trans-Africa Projects (Pty) Ltd.                                                50.0000   R. South Africa
                 IV  Fluor SA (Pty) Limited                                                             100.0000   Liechtenstein
                      V  Fluor-Igoda Projects (Proprietary) Limited                                      70.0000   South Africa
                      V  Fluor Global Plant Services (Proprietary) Ltd.                                 100.0000   R. South Africa
                      V  Rhus Investments (PTY) Ltd.                                                    100.0000   R. South Africa
                 IV  TRS Staffing Solutions SA (Pty) Ltd.                                               100.0000   B. Virgin Isles
       II  Valley Corridor Constructors                                                                  30.0000   Colorado
       II  Valley Infrastructure Group, LLC                                                              33.3333   Delaware
       II  Venezco, Inc.                                                                                100.0000   California
       II  Williams Brothers Engineering Company                                                        100.0000   Delaware
            III  Fluor Argentina, Inc.                                                                  100.0000   Delaware
            III  Williams Brothers Engineering Limited                                                  100.0000   England
            III  Williams Brothers Engineering Pty Ltd                                                  100.0000   Australia
            III  Williams Brothers Process Services, Inc.                                               100.0000   Delaware
       II  WODECO Nigeria Limited                                                                        60.0000   Nigeria

I  FLUOR HOLDING COMPANY LLC                                                                            100.0000   Delaware

       II  Compania Mineria San Jose Del Peru S.A                                                        99.0000   Peru
       II  Fluor Management Company L.P.                                                                 33.4047   Delaware
       II  Global Builders Insurance Ltd.                                                               100.0000   Bermuda
       II  Mineral Resource Development Corporation                                                     100.0000   Delaware
            III  Compania Mineria San Jose Del Peru S.A                                                   1.0000   Peru
            III  St. Joe Minerals Corporation y Cia                                                       0.0125   Brazil
       II  Pinnacle Insurance Company, Inc.                                                             100.0000   Hawaii
       II  Robil International Corporation                                                              100.0000   Delaware
       II  St. Joe Egypt Exploracion Corp.                                                              100.0000   Delaware
       II  St. Joe Exploracion Minera, Inc.                                                             100.0000   Delaware
       II  St. Joe Luisito de Oro, Inc.                                                                 100.0000   Delaware
       II  St. Joe Minerals Corporation & Cia                                                            99.9875   Brazil

I  TRS STAFFING SOLUTIONS, INC                                                                          100.0000   South Carolina

       II  TRS International Group, S. de. R.L. de C.V                                                   99.9046   Mexico
       II  TRS International Payroll Co.                                                                100.0000   Texas
       II  TRS Staffing Solutions Caribbean, Inc.                                                       100.0000   Puerto Rico


-------------

(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary